UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2022

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
7100 Corporate Drive	20 Tian Yao Qiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Yum China Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on Tuesday, October 11, 2022, at 8:00 a.m. Beijing/Hong Kong time (Monday, October 10, 2022, at 8:00 p.m. U.S. Eastern time). At the Special Meeting, the Company’s stockholders approved the Yum China Holdings, Inc. 2022 Long Term Incentive Plan (the “2022 LTIP”). The 2022 LTIP will become effective upon consummation of voluntary conversion of the listing status of the Company’s common stock listed on the Main Board of the Hong Kong Stock Exchange from a secondary listing status to a primary listing status (the “Primary Conversion”). Upon effectiveness, the 2022 LTIP will replace the Yum China Holdings, Inc. Long Term Incentive Plan (the “2016 LTIP”). The following paragraphs provide a summary of certain terms of the 2022 LTIP.

The purposes of the 2022 LTIP are to: (i) attract and retain persons eligible to participate in the 2022 LTIP; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) align the interests of participants with those of the Company’s stockholders.

Under the 2022 LTIP, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (iii) stock appreciation rights (“SARs”); (iv) “Full Value Awards” (including restricted stock, restricted stock units, performance shares and performance units); and (v) cash incentive awards. Subject to the terms and conditions of the 2022 LTIP, the number of shares of Company common stock authorized for grants under the 2022 LTIP is the lower of (i) 31,000,000 shares and (ii) 10% of the total number of shares of Company common stock outstanding as of the date of the Special Meeting , reduced by the number of shares (or, with respect to Full Value Awards, two times the number of shares) subject to any grants that occur under the 2016 LTIP between August 24, 2022 and the effectiveness of the 2022 LTIP. The 2022 LTIP uses a fungible share counting method, such that Full Value Awards reduce the 2022 LTIP’s share reserve at a ratio of two shares for every share subject to the Full Value Award and stock options and SARs will reduce the share reserve on a one-for-one basis.

The foregoing description of the 2022 LTIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2022 LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on Tuesday, October 11, 2022, at 8:00 a.m. Beijing/Hong Kong time (Monday, October 10, 2022, at 8:00 p.m. U.S. Eastern time) via the internet at www.virtualshareholdermeeting.com/YUMC2022SM. A total of 314,254,328 shares, or 74.89% of the Company’s outstanding common stock, were present virtually or represented by proxy at the Special Meeting, constituting a quorum. At the Special Meeting, the Company’s stockholders: (i) approved the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Special Meeting, effective from the effective date of the Primary Conversion until the earlier of the date the next annual meeting is held or June 26, 2023; (ii) approved the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Special Meeting, effective from the effective date of the Primary Conversion until the earlier of the date the next annual meeting is held or June 26, 2023; and (iii) approved the 2022 LTIP (collectively, the “Special Meeting Proposals”). As disclosed in the Company’s definitive proxy statement on Schedule 14A related to the Special Meeting filed with the United States Securities and Exchange Commission on September 1, 2022, stockholder approval for all three Special Meeting Proposals is a condition to the Primary Conversion. Such condition having been satisfied with the approval of the Special Meeting Proposals, the Primary Conversion is expected to become effective on October 24, 2022, subject to necessary approvals from the Hong Kong Stock Exchange.

Set forth below are the voting results for each of the Special Meeting Proposals:

Proposal 1:

To approve the Board of Directors’ continuing authority to approve issuances of shares of common stock or securities convertible into common stock in an amount not to exceed 20% of the Company’s total number of outstanding shares of common stock as of the date of the Special Meeting, effective from the effective date of the Primary Conversion until the earlier of the date the next annual meeting is held or June 26, 2023:

For	Against	Abstain	Broker Non-Votes
306,268,540	7,183,361	802,427	0

Proposal 2:

To approve the Board of Directors’ continuing authority to approve the repurchases of shares of common stock in an amount not to exceed 10% of the Company’s total number of outstanding shares of common stock as of the date of the Special Meeting, effective from the effective date of the Primary Conversion until the earlier of the date the next annual meeting is held or June 26, 2023:

For	Against	Abstain	Broker Non-Votes
311,990,602	1,499,589	764,137	0

Proposal 3:	To approve the 2022 LTIP:

For	Against	Abstain	Broker Non-Votes
292,834,404	20,687,071	732,853	0

Item 9.01. Exhibits.

(d) Exhibits.

The following exhibits are included with this report:

Exhibit No.	Exhibit Description
10.1	Yum China Holdings, Inc. 2022 Long Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Joseph Chan
Name: Joseph Chan
Title: Chief Legal Officer
Date: October 12, 2022